Exhibit 10.3

SECOND AMENDMENT AND CONSENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment and Consent to Second Amended and Restated Credit Agreement (this “Amendment”) is executed effective as of March 31, 2008 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), and Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”).

A. Borrower and Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 25, 2006 (as heretofore amended, modified, supplemented, restated or amended and restated from time to time, the “Agreement”).

B. Borrower has advised Administrative Agent that Borrower intends to acquire substantially all of the assets and assume certain of the liabilities (the “Acquisition”) of AAA Industries, Inc. (the “Acquired Company”) pursuant to that certain Asset Purchase Agreement dated March 31, 2008, among Borrower, Arbor-Crowley, Inc., the Acquired Company and certain shareholders of the Acquired Company (the “Acquisition Agreement”). Borrower has further advised Administrative Agent that Borrower intends to finance the purchase price for the Acquisition, certain related costs and expenses, and certain other financing needs of Borrower through the issuance and private placement sale of senior unsecured notes in the aggregate principal amount of $100,000,000 (the “Senior Notes”) upon the terms and conditions set forth in that certain Note Purchase Agreement dated as of March 31, 2008, among Borrower and certain purchasers (the “Note Purchase Agreement”). Borrower has further advised Administrative Agent that, pending the issuance and private placement sale of the Senior Notes pursuant to the Note Purchase Agreement, Borrower may finance the purchase price of the Acquisition through a short term bridge loan in an amount up to $100,000,000, having terms and conditions (other than tenor and interest rate) substantially similar to these set forth in the Loan Documents (the “Bridge Loan Terms”). Borrower has requested that Administrative Agent consent to the Acquisition of the Acquired Company pursuant to the Acquisition Agreement, to the issuance and private placement sale of the Senior Notes pursuant to the Note Purchase Agreement and to the Bridge Loan upon the Bridge Loan Terms.

C. Borrower has also requested that Administrative Agent amend certain terms and provisions of the Agreement.

D. Upon the following terms and conditions, Administrative Agent has agreed to give the requested consents, and Administrative Agent and Borrower have agreed to amend the Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

Section 2. Amendments to Agreement. Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Agreement is hereby amended as set forth below.

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(a) The definition of “Funded Debt” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“Funded Debt” means, with respect to Borrower and its Subsidiaries on a consolidated basis, at any time and without duplication, the sum of (a) the principal amount of all Indebtedness for borrowed money, including, without limitation, all letters of credit issued on behalf of any Company, including without limitation, the Letters of Credit, (b) the total amount capitalized on a balance sheet with respect to Capital Leases, plus (c) all other Indebtedness.”

(b) The following sentence is added at the end of the definition of “Leverage Ratio” in Section 1.01 of the Agreement:

“For purposes of calculating the Leverage Ratio at any date of determination thereof, the Net Income and EBITDA of Borrower and its Subsidiaries for the most recently ended Rolling Period shall (i) include, without duplication, the Net Income and EBITDA of any Subsidiary or business acquired during such Rolling Period in a Permitted Acquisition as if it was acquired on the first day of such Rolling Period, provided that such Net Income and EBITDA are supported by audited or other financial statements acceptable to Agent and (ii) exclude the Net Income and EBITDA of any Subsidiary, or associated with any business of Borrower or any Subsidiary, Disposed of during such Rolling Period as if such Disposition had occurred on the first day of such Rolling Period.

(c) The parenthetical beginning on the first line and ending on the third line of the definition of “Net Income” set forth in Section 1.01 of the Agreement, which reads “(including any Subsidiaries acquired during such Rolling Period if such Acquisition is a Permitted Acquisition and such net income (or net loss) is supported by an audit or is otherwise acceptable to Agent)”, is deleted.

(d) Section 6.12(a) of the Agreement is amended to read in its entirety as follows:

“(a) Net Worth. Maintain on a consolidated basis Net Worth equal to at least the sum of the following:

(i) $116,925,600.00; plus

(ii) the sum of 50% of Net Income (without subtracting losses) earned in each fiscal quarter ended after February 29, 2008; plus

(iii) the net proceeds from the issuance by Borrower or any Subsidiary of any Equity Interests after February 29, 2008.”

(e) Section 6.12(b) of the Agreement is amended to read in its entirety as follows:

“(b) Leverage Ratio. Maintain on a consolidated basis a Leverage Ratio not exceeding 3.25:1.00. This ratio will be calculated at the end of each reporting period for which this Agreement requires Borrower to deliver financial statements for the Rolling Period then ended.”

Section 3. Consents. Administrative Agent hereby consents to the following transactions or events and agrees that the consummation or occurrence of such transaction or events shall not constitute a Default or Event of Default; provided that the following conditions are satisfied:

(a) The Acquisition of the Acquired Company pursuant to the terms and conditions of the Acquisition Agreement, which shall be a Permitted Acquisition; provided that on or before the consummation of the Acquisition, Borrower shall satisfy the requirements set forth in clauses (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi) and (a)(vii) of the definition of “Permitted Acquisition” set forth in Section 1.01 of the Agreement and in Section 6.13 of the Agreement.

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(b) The issuance and private placement sale of the Senior Notes pursuant to the terms and conditions of the Note Purchase Agreement, which issuance and sale shall be the incurrence of Indebtedness permitted by Section 7.03 of the Agreement; provided that, if the Bridge Loan is borrowed, the proceeds of such issuance and sale shall, to the extent necessary, immediately be used to prepay and discharge the Bridge Loan and all obligations owing in connection therewith.

(c) If the issuance and private placement sale of the Senior Notes pursuant to the terms and conditions of the Note Purchase Agreement have not theretofore occurred, the borrowing of the Bridge Loan upon the Bridge Loan Terms; provided that the Bridge Loan has a stated maturity date no later than September 30, 2008 and the proceeds of the issuance and sale of the Senior Notes shall, to the extent necessary, immediately upon their issuance and sale, be used to prepay and discharge the Bridge Loan and all obligations owing in connection therewith.

(d) The administrative dissolution of Clark Control Systems, Inc., and Administrative Agent hereby releases and discharges Clark Control Systems, Inc. from liability under the Guaranty; provided that in the event Clark Control Systems, Inc. hereafter reinstates its existence and good standing in the State of Missouri or any other state, Borrower shall give Administrative Agent notice thereof and cause Clark Control Systems, Inc. to re-join in the Guaranty.

Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when and if Administrative Agent has received the following:

(a) this Amendment, duly executed by Borrower, each Guarantor and Administrative Agent;

(b) all documents, instruments and Loan Documents required by Section 3(a) of this Amendment;

(c) if requested by Administrative Agent, a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

(d)(i) if requested by Administrative Agent, for Borrower and each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of Borrower or such Guarantor, approving and authorizing the execution, delivery and performance by Borrower or such Guarantor of this Amendment and the transactions contemplated hereby, certified by a Responsible Officer of Borrower or such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby, accompanied by a certificate from the general partner or other appropriate managing partner;

(e) a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment; and

(f) such other assurances, certificates, Loan Documents, other documents, consents and opinions as Administrative Agent may reasonably require.

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Section 5. Representations and Warranties of Borrower. Borrower represents and warrants to Administrative Agent as set forth below.

(a) The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the transactions contemplated hereby, and the Agreement, as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any stockholder, member, partner, security holder or creditor of Borrower or such Guarantor, (ii) violate or conflict with any provision of Borrower’s or such Guarantor’s Articles of Incorporation, Bylaws, partnership agreement, limited liability company agreement, or other organizational documents, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower or such Guarantor, (iv) violate any Laws applicable to Borrower or such Guarantor (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan agreement or any other material agreement to which Borrower or such Guarantor is a party or by which Borrower or such Guarantor or any of its Property is bound or affected.

(b) No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower or any Guarantor of this Amendment and the transactions contemplated hereby, and the Agreement, as amended hereby.

(c) Each of this Amendment and the Agreement, as amended hereby, has been duly executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligation of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d) The representations and warranties of Borrower contained in Article V of the Agreement are true and correct as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), except that Electrical Power Systems, Inc. has ceased to be in good standing in the States of Missouri and Oklahoma, but intends to reinstate such good standing within 120 days after the date hereof.

(e) No Default or Potential Default exists or would result from the effectiveness of this Amendment.

(f) Borrower has delivered to Administrative Agent true and correct copies of the Acquisition Agreement and the Note Purchase Agreement and all schedules and exhibits thereto, and each of the Acquisition Agreement and the Note Purchase Agreement is in full force and effect.

(g) Borrower and each Guarantor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect the guaranties, assurances, and Liens granted, conveyed or assigned by the Agreement and the other Loan Documents.

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Section 6. Reference to and Effect on Loan Documents.

(a) On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended and modified by this Amendment.

(b) Except as specifically amended hereby, all provisions of the Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a consent to any other matter requiring the consent of any Lender or Administrative Agent under the Loan Documents or a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 7. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments, agreements and Loan Documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when executed by the parties hereto, shall be a “Loan Document” as defined and referred to in the Agreement and the other Loan Documents. Delivery of an executed counterpart hereof by fax shall be effective as the delivery of a manually executed counterpart hereof.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 10. ENTIRETY. THIS AMENDMENT, THE AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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AZZ incorporated

By:	/s/ Dana Perry
Dana Perry, Senior Vice President of Finance and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Allison W. Connally
Name:	Allison W. Connally
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Allison W. Connally
Name:	Allison W. Connally
Title:	Vice President

Signature Page to AZZ Second Amendment and Consent

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 6.13 of the Agreement, the undersigned, each of which is a Subsidiary of Borrower after giving effect to the Acquisition, hereby join in that certain Guaranty dated as of November 1, 2001 (as amended, modified, supplemented and/or restated), executed by certain other Subsidiaries of Borrower, and agree to be bound as a Guarantor thereunder.

NEW GUARANTORS:

AAA GALVANIZING – JOLIET, INC.
AAA GALVANIZING – DIXON, INC.
AAA GALVANIZING – CHELSEA, INC.
AAA GALVANIZING – HAMILTON, INC.
AAA GALVANIZING – PEORIA, INC.
AAA GALVANIZING – WINSTED, INC.

By:	/s/ Dana L. Perry
Dana L. Perry, Secretary of each of the foregoing entities

Signature Page to AZZ Second Amendment and Consent

To induce Administrative Agent to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns.

GUARANTORS:

AZTEC INDUSTRIES, INC.
THE CALVERT COMPANY, INC.
GULF COAST GALVANIZING, INC.
ARKGALV, INC.
ARBOR-CROWLEY, INC.
ATKINSON INDUSTRIES, INC.
AZTEC INDUSTRIES, INC. – MOSS POINT
AUTOMATIC PROCESSING INCORPORATED
ARIZONA GALVANIZING, INC.
HOBSON GALVANIZING, INC.
CGIT SYSTEMS, INC.
WESTSIDE GALVANIZING SERVICES, INC.
CARTER AND CRAWLEY, INC.
CENTRAL ELECTRIC COMPANY
CENTRAL ELECTRIC MANUFACTURING COMPANY
ELECTRICAL POWER SYSTEMS, INC.
WITT GALVANIZING – CINCINNATI, INC.
WITT GALVANIZING – MUNCIE, INC.
WITT GALVANIZING – PLYMOUTH, INC.
AZTEC MANUFACTURING PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

By:	AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

By:	AZZ GP, LLC, its General Partner

Signature Page to AZZ Second Amendment and Consent

RIG-A-LITE PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner

	By:	AZZ GP, LLC, its General Partner

AZZ GROUP, LP

By:	AZZ GP, LLC, its General Partner

AZZ GP, LLC
AZZ LP, LLC
AZZ HOLDINGS, INC.

By:	/s/ Dana L. Perry
Dana L. Perry, Secretary of each of the foregoing entities

Signature Page to AZZ Second Amendment and Consent